UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2011

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Brazil Equity Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success. We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda.

Portfolio and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 11.70%, Class C shares returned 11.35% and Class I shares returned 11.96%.1 This compares with a 10.90% total return produced by the Morgan Stanley Capital International 10/40 Brazil TR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund has a non-benchmark approach; the Index is used for comparison purposes only.

Stocks in Brazil generally advanced during the reporting period despite an early market correction. The fund’s returns were higher than its benchmark, primarily due to the success of our security selection strategy in the energy and telecommunications sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies based, traded or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth.We construct the fund’s portfolio through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

We first use a quantitative model to identify and analyze approximately 180 stocks listed on the Sao Paulo Stock, Mercantile & Futures Exchange BM&FBOVESPA. Approximately 60 of those stocks are selected for further fundamental analysis, resulting in 25 to 40 candidates for investment. Finally, we define exposure limits for each company and market sector, and we establish portfolio weightings for each stock, meeting our quantitative and fundamental criteria.

Brazil Equities Rallied as the Global Economy Expanded

The reporting period began in the wake of heightened volatility in international markets, as robust economic growth in emerging markets was balanced by a sluggish rebound in developed markets. However, it

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

became apparent in September that economic concerns in the United States and Europe probably were overblown. By the fall, most European banks had passed “stress tests,” corporate earnings climbed, commodity prices rose and major central banks implemented new programs to ease monetary policy.

Although stocks in Brazil gained value during the reporting period, they generally lagged more developed markets. Brazil’s gains were tempered by inflationary pressures, which investors feared would lead to higher short-term interest rates from Brazil’s central bank. In addition, the fall of 2010 was a time of relative uncertainty in advance of national presidential elections, which had significant implications for Brazil’s economic policies.These factors prompted a sharp correction in stock prices, as well as a shift in investors’ focus from consumer-oriented businesses to companies expected to benefit from rising global commodity prices. Brazil’s stock market regained some of its lost ground over the first two months of 2011, but the rebound was dampened in February by concerns that widespread political unrest in the Middle East could undermine the global economic recovery.

Commodities-Oriented Companies Bolstered Relative Results

In this volatile investment environment, the fund’s holdings of consumer-oriented companies fared well early in the reporting period, but they later underperformed market averages as investors refocused on businesses poised to benefit from higher commodity prices. Brazil’s national oil company, Petroleo Brasileiro, encountered pronounced weakness in the early fall when it issued additional shares to finance new production, but the stock subsequently bounced back as crude oil prices climbed.Also in the energy sector, fuel distributor Ultrapar Participacoes gained value due to intensifying demand for gasoline amid higher car and truck sales in Brazil. Metals-and-mining giant Vale benefited from robust increases in iron ore prices. Finally, in the telecommunications sector wireless telephony provider Tim Participacoes gained market share after introducing new voice and broadband plans.

Disappointments during the reporting period included technology company Positivo Informática, where profit margins suffered due to growing competitive pressures from multinational computer producers. Pipe manufacturer Confab Industrial’s 2010 earnings suffered due to the residual effects of a slowdown in orders during the 2009 global economic downturn. Meat processor Marfrig Alimentos was hurt by higher input costs that it was unable to pass along to consumers.

Maintaining a Defensive Posture

Although we expect the global economic recovery to persist, we remain concerned about the potential for heightened market volatility until investors become more confident in Brazil’s economy. Consequently, we have maintained a generally defensive investment posture, emphasizing industry groups that tend to hold up well under a variety of market conditions, such as the utilities and telecommunications sectors. We have found fewer opportunities among financial and consumer-oriented companies. However, we remain optimistic regarding the longer-term prospects of Brazil’s stock market, and we are prepared to adopt a more constructive positioning when greater clarity returns to the market.

March 15, 2011

Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1,
2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: FACTSET — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) 10/40 Brazil NR Index is
an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo
Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$11.18	$15.14	$9.72
Ending value (after expenses)	$1,117.00	$1,113.50	$1,119.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$10.64	$14.41	$9.25
Ending value (after expenses)	$1,014.23	$1,010.46	$1,015.62

† Expenses are equal to the fund’s annualized expense ratio of 2.13% for Class A, 2.89% for Class C and 1.85% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 28, 2011 (Unaudited)

Common Stocks—61.6%	Shares	Value ($)
Brazil
AES Tiete	95,039	1,218,976
Aliansce Shopping Centers	83,110	608,914
Autometal	43,878	406,659
Banco Bradesco, ADR	75,740	1,482,989
Banco do Brasil	45,621	815,738
BR Malls Participacoes	25,764	245,438
Brasil Telecom, ADR	78,400	1,807,120
BRF-Brasil Foods	40,400	701,743
Cia Paranaense de Energia, ADR	66,500	1,697,080
EDP—Energias do Brasil	24,382	545,877
Gerdau, ADR	19,400	261,900
Light	66,188	1,086,027
Localiza Rent a Car	64,148	906,045
Marfrig Alimentos	88,851	774,870
Natura Cosmeticos	44,871	1,138,361
Petroleo Brasileiro, ADR	67,130	2,360,962
Positivo Informatica	56,900	339,936
Santos Brasil Participacoes	29,050	426,025
Sonae Sierra Brasil	37,765	512,976
Telecomunicacoes de Sao Paulo, ADR	36,300	883,179
Tim Participacoes, ADR	56,100	2,172,192
Tractebel Energia	77,310	1,208,114
Ultrapar Participacoes, ADR	165,160	2,640,908
Vale, ADR	88,800	2,661,336
Vivo Participacoes, ADR	11,900	438,039
Total Common Stocks
(cost $24,172,825)		27,341,404

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—32.2%	Shares	Value ($)
Brazil
Banco Bradesco	5,356	103,012
Banco do Estado do Rio Grande do Sul	75,701	828,079
Bradespar	48,500	1,258,703
Brasil Telecom	41,619	313,931
Cia de Gas de Sao Paulo, Cl. A	30,900	815,308
Cia Paranaense de Energia, Cl. B	6,062	152,297
Confab Industrial	361,676	1,084,724
Gerdau	29,147	385,228
Itausa—Investimentos Itau	436,877	3,187,695
Lojas Americanas	147,625	1,188,950
Metalurgica Gerdau	42,010	652,445
Petroleo Brasileiro	113,351	1,947,092
Sao Paulo Alpargatas	65,600	419,512
Suzano Papel e Celulose	100,325	856,845
Telecomunicacoes de Sao Paulo	4,012	98,383
Tim Participacoes	17,000	64,473
Ultrapar Participacoes	800	12,593
Usinas Siderurgicas de Minas Gerais, Cl. A	79,080	903,065
Vale, Cl. A	1,300	38,755
Vivo Participacoes	300	10,764
Total Preferred Stocks
(cost $13,718,400)		14,321,854

Other Investment—6.3%		Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,808,000)		2,808,000 [a]	2,808,000

Total Investments (cost $40,699,225)		100.1%	44,471,258
Liabilities, Less Cash and Receivables		(.1%)	(49,098)
Net Assets		100.0%	44,422,160

ADR—American Depository Receipts
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
Materials	21.3	Money Market Investment	6.3
Financial	17.4	Consumer Staples	5.2
Utilities	14.8	Industrial	1.9
Telecommunication Services	13.0	Information Technology	.4
Consumer Discretionary	10.1
Energy	9.7		100.1

† Based on net assets.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2011 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		37,891,225	41,663,258
Affiliated issuers		2,808,000	2,808,000
Cash			57,961
Cash denominated in foreign currencies		13,289	13,289
Dividends and interest receivable			100,525
Receivable for shares of Common Stock subscribed			66,269
Prepaid expenses			20,969
			44,730,271
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			92,952
Payable for shares of Common Stock redeemed			115,572
Payable for investment securities purchased			64,731
Accrued expenses			34,856
			308,111
Net Assets ($)			44,422,160
Composition of Net Assets ($):
Paid-in capital			41,250,169
Accumulated distributions in excess of investment income—net			(271,879)
Accumulated net realized gain (loss) on investments			(329,062)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			3,772,932
Net Assets ($)			44,422,160

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	32,580,783	6,073,093	5,768,284
Shares Outstanding	2,187,652	409,158	386,575
Net Asset Value Per Share ($)	14.89	14.84	14.92

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $38,566 foreign taxes withheld at source):
Unaffiliated issuers	431,356
Affiliated issuers	2,303
Total Income	433,659
Expenses:
Management fee—Note 3(a)	225,220
Shareholder servicing costs—Note 3(c)	68,464
Custodian fees—Note 3(c)	27,970
Registration fees	24,457
Distribution fees—Note 3(b)	18,894
Professional fees	17,917
Prospectus and shareholders’ reports	9,550
Directors’ fees and expenses—Note 3(d)	861
Loan commitment fees—Note 2	143
Miscellaneous	2,468
Total Expenses	395,944
Less—reduction in fees due to earnings credits—Note 3(c)	(65)
Net Expenses	395,879
Investment Income—Net	37,780
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(36,988)
Net realized gain (loss) on forward foreign currency exchange contracts	(8,176)
Net Realized Gain (Loss)	(45,164)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	3,041,201
Net Realized and Unrealized Gain (Loss) on Investments	2,996,037
Net Increase in Net Assets Resulting from Operations	3,033,817

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010[a]
Operations ($):
Investment income—net	37,780	55,449
Net realized gain (loss) on investments	(45,164)	(387,864)
Net unrealized appreciation
(depreciation) on investments	3,041,201	731,731
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,033,817	399,316
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(183,581)	—
Class C Shares	(14,266)	—
Class I Shares	(48,441)	—
Net realized gain on investments:
Class A Shares	(17,824)	—
Class C Shares	(3,754)	—
Class I Shares	(3,670)	—
Total Dividends	(271,536)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,498,288	22,170,348
Class C Shares	2,528,869	4,317,090
Class I Shares	3,577,119	4,367,923
Dividends reinvested:
Class A Shares	170,363	—
Class C Shares	14,102	—
Class I Shares	39,276	—
Cost of shares redeemed:
Class A Shares	(2,800,404)	(3,599,928)
Class C Shares	(366,573)	(858,367)
Class I Shares	(2,024,918)	(772,625)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	15,636,122	25,624,441
Total Increase (Decrease) in Net Assets	18,398,403	26,023,757
Net Assets ($):
Beginning of Period	26,023,757	—
End of Period	44,422,160	26,023,757
Accumulated (distributions in
excess of) investment income—net	(271,879)	(63,371)

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010[a]
Capital Share Transactions:
Class A
Shares sold	969,178	1,680,473
Shares issued for dividends reinvested	11,230	—
Shares redeemed	(190,501)	(282,728)
Net Increase (Decrease) in Shares Outstanding	789,907	1,397,745
Class C
Shares sold	171,645	329,063
Shares issued for dividends reinvested	932	—
Shares redeemed	(25,123)	(67,359)
Net Increase (Decrease) in Shares Outstanding	147,454	261,704
Class I
Shares sold	241,851	336,463
Shares issued for dividends reinvested	2,584	—
Shares redeemed	(136,432)	(57,891)
Net Increase (Decrease) in Shares Outstanding	108,003	278,572

a From October 1, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2011	Year Ended
Class A Shares	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.43	12.50
Investment Operations:
Investment income—net[b]	.02	.06
Net realized and unrealized
gain (loss) on investments	1.55	.85
Total from Investment Operations	1.57	.91
Distributions:
Dividends from investment income—net	(.10)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.11)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.89	13.43
Total Return (%)[c,d]	11.70	7.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.13	3.48
Ratio of net expenses to average net assets[e]	2.13	2.50
Ratio of net investment income
to average net assets[e]	.25	.49
Portfolio Turnover Rate[d]	19.11	122.59
Net Assets, end of period ($ x 1,000)	32,581	18,774

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

	Six Months Ended
	February 28, 2011	Year Ended
Class C Shares	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.38	12.50
Investment Operations:
Investment (loss)—net[b]	(.03)	(.03)
Net realized and unrealized
gain (loss) on investments	1.54	.89
Total from Investment Operations	1.51	.86
Distributions:
Dividends from investment income—net	(.04)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.05)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.84	13.38
Total Return (%)[c,d]	11.35	6.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.89	4.40
Ratio of net expenses to average net assets[e]	2.89	3.25
Ratio of net investment (loss)
to average net assets[e]	(.43)	(.28)
Portfolio Turnover Rate[d]	19.11	122.59
Net Assets, end of period ($ x 1,000)	6,073	3,501

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2011	Year Ended
Class I Shares	(Unaudited)	August 31, 2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.46	12.50
Investment Operations:
Investment income—net[b]	.05	.07
Net realized and unrealized
gain (loss) on investments	1.55	.87
Total from Investment Operations	1.60	.94
Distributions:
Dividends from investment income—net	(.13)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.14)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.92	13.46
Total Return (%)[c]	11.96	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.85	3.28
Ratio of net expenses to average net assets[d]	1.85	2.25
Ratio of net investment income
to average net assets[d]	.65	.58
Portfolio Turnover Rate[c]	19.11	122.59
Net Assets, end of period ($ x 1,000)	5,768	3,749

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	41,663,258	—	—	41,663,258
Mutual Funds	2,808,000	—	—	2,808,000
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund invests primarily in equity investments in Brazilian issuers. Concentration of the investments of the fund in issuers located in a particular country or region will subject the fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates, currency restrictions and social, political, regulatory or economic events which may occur in a given country or region.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	2/28/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	530,000		15,577,000	13,299,000	2,808,000		6.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2012, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.25% of the value of the fund’s average daily net assets. During the period ended February 28, 2011, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2011, the Distributor retained $16,158 from commissions earned on sales of the fund’s Class A shares and $1,377 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2011, Class C shares were charged $18,894 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2011, Class A and Class C shares were charged $32,235 and $6,298, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2011, the fund was charged $7,960 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash man-

agement fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2011, the fund was charged $910 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $65.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2011, the fund was charged $27,970 pursuant to the custody agreement.

During the period ended February 28, 2011, the fund was charged $3,197 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $45,522, Rule 12b-1 distribution plan fees $3,403, shareholder services plan fees $7,303, custodian fees $33,641, chief compliance officer fees $1,433 and transfer agency per account fees $1,650.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2011, redemption fees charged and retained by the fund amounted to $5,174.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2011, amounted to $19,371,528 and $6,440,276, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At February 28, 2011, there were no forward contracts outstanding.

At February 28, 2011, accumulated net unrealized appreciation on investments was $3,772,033, consisting of $4,552,794 gross unrealized appreciation and $780,761 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	April 26, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	April 26, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)